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                                                                 EXHIBIT 10.36.1

                "[***]" INDICATES REDACTED INFORMATION FOR WHICH
                      CONFIDENTIAL TREATMENT IS REQUESTED

                                 Amendment No 1
    To the Agreement for Fabrication and Purchase of Semiconductor Products

                                                        Agreement Number: 000690
Customer Name:      Western Digital                     Customer Number: WD 1

The parties agree that the Agreement for Fabrication and Purchase of Semiconductor Products between Western Digital Corporation ("Buyer") and International Business Machines Corporation ("IBM") with Agreement No. 000690 (the "Agreement") is amended as of December 18, 2001 as follows:

                1. Delete Section 7.1 of the Agreement in its entirety and replace it with the following:

                        7.1 [***]



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                "[***]" INDICATES REDACTED INFORMATION FOR WHICH
                      CONFIDENTIAL TREATMENT IS REQUESTED


2. Except as expressly set forth in this Amendment No. 1 to the Agreement for Fabrication and Purchase of Semiconductor Products (this "Amendment No. 1") and in the First Amended and Restated Attachment 1 to the Agreement for Fabrication and Purchase of Semiconductor Products (the "First Amended and Restated Attachment No. 1"), the Agreement remains in full force and effect without further modification. The terms and conditions of the Agreement, this Amendment No. 1 and the First Amended and Restated Attachment No. 1, shall not be further modified or amended, except by a writing signed by authorized representatives of both parties.

Accepted and Agreed To:

Western Digital Technologies, Inc.           International Business Machines
Corporation

By: /s/ John Francis Coyne                   By:  /s/ John G. Beiswenger
   --------------------------------             --------------------------------

Name: John Francis Coyne                     Name: John G. Beiswenger

Title: Senior Vice President, WW             Title: Exec. Mngr. MD WW
Operations                                   Contracts & Bus. Pract., IBM TG

Date: 21st December 2001                     Date: 12/20/01
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